Exhibit 99.1

Contact:
Renee Lyall	Chris Danne
ir@riverbed.com	chris@blueshirtgroup.com
Riverbed Technology, Inc.	The Blueshirt Group
415-247-6353	415-217-7722

Riverbed Technology, Inc. Reports Second Quarter 2008 Financial Results

•	Revenue of $81.6 million, increased 51% year-over-year

•	Added more than 500 new customers totaling more than 4,500 worldwide

•	44 of the Forbes Global 100 are Riverbed customers

•	Cash and marketable securities increased 24% year-over-year to $269 million

San Francisco, CA, July 24, 2008 – Riverbed Technology, Inc. (NASDAQ: RVBD), the technology and market leader in wide-area data services (WDS), today released financial results for the second fiscal quarter ended June 30, 2008.

Revenues for the second quarter of 2008 were $81.6 million, an increase of 51% from the second quarter of 2007 and an increase of 12% from the first quarter of 2008. Pre-tax GAAP income was $1.4 million in the second quarter of 2008. Due to a GAAP tax rate of 163% in the period, Riverbed® posted a GAAP net loss of $869,000, or $0.01 per share. In the second quarter of 2007, with a GAAP tax rate of 17%, GAAP net income was $3.9 million, or $0.05 per share. Riverbed’s second quarter of 2008 GAAP results included $14.0 million of stock-based compensation expenses and related payroll taxes. Excluding the impact of stock-based compensation and related payroll taxes in all periods, as well as related income tax effects, the non-GAAP net income for the second quarter of 2008 was $9.9 million, or $0.13 per share, compared to non-GAAP net income of $11.7 million, or $0.16 per share, in the second quarter of 2007. Our non-GAAP tax rate in the second quarter of 2008 was 35%, and our non-GAAP tax rate for the second quarter of 2007 was 7%.

“We are encouraged by our strong sequential and year-over-year revenue growth, as we posted the highest revenues in company history,” said Jerry M. Kennelly, Riverbed president and chief executive officer. “Wide area data services offers compelling productivity and cost benefits, and the technological advantages of Riverbed’s products are clearly evident in our competitive win rate and industry-leading customer base. During the second quarter, we added a significant number of new customers across a broad range of verticals, bringing our cumulative customer count to over 4,500. New customers included a number of the world’s largest companies, and we now have 44 of the Forbes Global 100, many of which have been won in technical bake-offs against our competition.”

“Gross margins increased for both our product and service offerings, and total operating expenses decreased as a percentage of sales compared to the first quarter of 2008,” said Randy Gottfried, Riverbed chief financial officer. “Total deferred revenue increased 16% quarter-over-quarter to more than $44 million and we ended the quarter with $269 million in cash and marketable securities, after buying back $12.5 million of Riverbed stock as part of our stock repurchase program announced in April.”

Conference Call Information

Riverbed will host a conference call for analysts and investors to discuss its second quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.riverbed.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter passcode 11116589. International parties can access the replay at 303-590-3000 and should enter passcode 11116589.

About Riverbed

Riverbed Technology is the technology and market leader in wide-area data services (WDS) solutions for companies worldwide. By enabling application performance over the wide area network (WAN) that is orders of magnitude faster than what users experience today, Riverbed is changing the way people work, and enabling a distributed workforce that can collaborate as if they were local. Additional information about Riverbed (Nasdaq: RVBD) is available at www.riverbed.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements relating to the expected demand for Riverbed’s products and services, statements relating to Riverbed’s growth prospects and the growth prospects of the WDS market, and statements relating to Riverbed’s ability to meet the needs of distributed organizations, grow market share or grow the market as a whole. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on February 15, 2008, as well as subsequent reports on Forms 10-Q and 8-K filed with or furnished to the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for informational purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that follow it. We anticipate disclosing forward-looking non-GAAP financial information on our July 24, 2008 conference call to discuss our second quarter results, including an estimate of non-GAAP earnings for the third quarter and full fiscal year that excludes stock-based compensation expenses related to employee stock options, purchases of common stock under our Employee Stock Purchase Plan, and related payroll taxes, and the tax impact of non-GAAP adjustments. We cannot readily estimate these expenses because they depend on such factors as our future stock price for purposes of computing such expenses.

A copy of this press release can be found on the investor relations page of Riverbed’s website at www.riverbed.com.

Riverbed Technology, Riverbed, Steelhead, RiOS, Interceptor, and the Riverbed logo are trademarks or registered trademarks of Riverbed Technology, Inc. All other trademarks used or mentioned herein belong to their respective owners.

Riverbed Technology, Inc.

GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Revenue:
Product	$62,607	$45,188	$120,336	$80,827
Support and services	18,985	8,814	34,238	15,959

Total revenue	81,592	54,002	154,574	96,786
Cost of revenue:
Cost of product	14,564	12,856	28,500	23,024
Cost of support and services	6,967	3,502	12,977	5,888

Total cost of revenue	21,531	16,358	41,477	28,912

Gross profit	60,061	37,644	113,097	67,874
Operating expenses:
Sales and marketing	34,930	20,804	66,137	37,896
Research and development	15,088	9,036	28,696	16,494
General and administrative	10,133	5,600	19,506	9,637

Total operating expenses	60,151	35,440	114,339	64,027

Operating income (loss)	(90)	2,204	(1,242)	3,847
Other income, net	1,472	2,555	3,772	4,274

Income before provision for income taxes	1,382	4,759	2,530	8,121
Provision for income taxes	2,251	814	2,761	918

Net income (loss)	$(869)	$3,945	$(231)	$7,203

Net income (loss) per share, basic	$(0.01)	$0.06	$—	$0.11
Net income (loss) per share, diluted	$(0.01)	$0.05	$—	$0.10
Shares used in computing basic net income (loss) per share	71,143	68,085	70,870	66,561
Shares used in computing diluted net income (loss) per share	71,143	74,091	70,870	72,221
Stock-based compensation expense included in above:
Cost of product	$42	$33	$77	$41
Cost of support and services	1,314	620	2,345	992
Sales and marketing	6,559	3,545	11,948	6,286
Research and development	3,559	1,991	6,460	3,447
General and administrative	2,444	1,251	4,296	2,050

Total stock-based compensation expense	$13,918	$7,440	$25,126	$12,816

Riverbed Technology, Inc.

Non-GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended June 30,			Three months ended June 30,			% change
	2008	% of Revenues		2007	% of Revenues
Revenue:
Product	$62,607	77%		$45,188	84%		39%
Support and services	18,985	23%		8,814	16%		115%

Total revenue	81,592	100%		54,002	100%		51%
Cost of revenue:
Cost of product	14,521	23	% (a)	12,823	28	% (a)	13%
Cost of support and services	5,649	30	% (a)	2,881	33	% (a)	96%

Total cost of revenue	20,170	25%		15,704	29%		28%

Gross profit	61,422	75%		38,298	71%		60%
Operating expenses:
Sales and marketing	28,354	35%		17,114	32%		66%
Research and development	11,512	14%		6,958	13%		65%
General and administrative	7,684	9%		4,296	8%		79%

Total operating expenses	47,550	58%		28,368	53%		68%

Operating income	13,872	17%		9,930	18%		40%
Other income, net	1,472	2%		2,555	5%		-42%

Income before provision for income taxes	15,344	19%		12,485	23%		23%
Provision for income taxes	5,417	7%		814	2%		565%

Net income	$9,927	12%		$11,671	22%		-15%

Net income per share, basic	$0.14			$0.17
Net income per share, diluted	$0.13			$0.16
Shares used in computing basic net income per share	71,143			68,085
Shares used in computing diluted net income per share	74,610			74,625

(a)	Cost of product and cost of support and services are reflected as percent of product and support and services revenues, respectively.

Riverbed Technology, Inc.

Non-GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Six months ended June 30,			Six months ended June 30,			% change
	2008	% of Revenues		2007	% of Revenues
Revenue:
Product	$120,336	78%		$80,827	84%		49%
Support and services	34,238	22%		15,959	16%		115%

Total revenue	154,574	100%		96,786	100%		60%
Cost of revenue:
Cost of product	28,422	24	% (a)	22,983	28	% (a)	24%
Cost of support and services	10,628	31	% (a)	4,895	31	% (a)	117%

Total cost of revenue	39,050	25%		27,878	29%		40%

Gross profit	115,524	75%		68,908	71%		68%
Operating expenses:
Sales and marketing	54,156	35%		31,465	33%		72%
Research and development	22,177	14%		12,960	13%		71%
General and administrative	15,202	10%		7,534	8%		102%

Total operating expenses	91,535	59%		51,959	54%		76%

Operating income	23,989	16%		16,949	18%		42%
Other income, net	3,772	2%		4,274	4%		-12%

Income before provision for income taxes	27,761	18%		21,223	22%		31%
Provision for income taxes	9,937	6%		918	1%		982%

Net income	$17,824	12%		$20,305	21%		-12%

Net income per share, basic	$0.25			$0.31
Net income per share, diluted	$0.24			$0.28
Shares used in computing basic net income per share	70,870			66,561
Shares used in computing diluted net income per share	74,518			72,659

(a)	Cost of product and cost of support and services are reflected as percent of product and support and services revenues, respectively.

Riverbed Technology, Inc.

Non-GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended June 30,			Three months ended March 31,			% change
	2008	% of Revenues		2008	% of Revenues
Revenue:
Product	$62,607	77%		$57,729	79%		8%
Support and services	18,985	23%		15,253	21%		24%

Total revenue	81,592	100%		72,982	100%		12%
Cost of revenue:
Cost of product	14,521	23	% (a)	13,901	24	% (a)	4%
Cost of support and services	5,649	30	% (a)	4,979	33	% (a)	13%

Total cost of revenue	20,170	25%		18,880	26%		7%

Gross profit	61,422	75%		54,102	74%		14%
Operating expenses:
Sales and marketing	28,354	35%		25,802	35%		10%
Research and development	11,512	14%		10,665	15%		8%
General and administrative	7,684	9%		7,518	10%		2%

Total operating expenses	47,550	58%		43,985	60%		8%

Operating income	13,872	17%		10,117	14%		37%
Other income, net	1,472	2%		2,300	3%		-36%

Income before provision for income taxes	15,344	19%		12,417	17%		24%
Provision for income taxes	5,417	7%		4,520	6%		20%

Net income	$9,927	12%		$7,897	11%		26%

Net income per share, basic	$0.14			$0.11
Net income per share, diluted	$0.13			$0.11
Shares used in computing basic net income per share	71,143			70,597
Shares used in computing diluted net income per share	74,610			74,427

(a)	Cost of product and cost of support and services are reflected as percent of product and support and services revenues, respectively.

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended June 30, 2008				Six months ended June 30, 2008
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
Reconciliation of gross profit:
Total revenue	$81,592	$—		$81,592	$154,574	$—		$154,574
Total cost of revenue	21,531	(1,361	) (a)	20,170	41,477	(2,427	) (a)	39,050

Gross profit	$60,061	$1,361		$61,422	$113,097	$2,427		$115,524

Reconciliation of operating expenses:
Sales and marketing	$34,930	$(6,576	) (a)	$28,354	$66,137	$(11,981	) (a)	$54,156
Research and development	15,088	(3,576	) (a)	11,512	28,696	(6,519	) (a)	22,177
General and administrative	10,133	(2,449	) (a)	7,684	19,506	(4,304	) (a)	15,202

Total operating expenses	$60,151	$(12,601)		$47,550	$114,339	$(22,804)		$91,535

Reconciliation of operating income (loss), net income (loss) and net income (loss) per share:
Operating income (loss)	$(90)	$13,962	(a)	$13,872	$(1,242)	$25,231	(a)	$23,989
Income before provision for income taxes	$1,382	$13,962	(a)	$15,344	$2,530	$25,231	(a)	$27,761
Income tax provision	$2,251	$3,166	(b)	$5,417	$2,761	$7,176	(b)	$9,937
Net income (loss)	$(869)	$10,796		$9,927	$(231)	$18,055		$17,824
Net income (loss) per share, basic	$(0.01)			$0.14	$—			$0.25
Net income (loss) per share, diluted	$(0.01)			$0.13	$—			$0.24
Shares used in computing basic net income (loss) per share	71,143			71,143	70,870	—		70,870
Shares used in computing diluted net income (loss) per share	71,143	3,467	(c)	74,610	70,870	3,648	(c)	74,518

Use of Non-GAAP Financial Information:

To supplement our condensed consolidated financial statements presented on a GAAP basis, Riverbed uses non-GAAP measures of operating results, net income (loss) and net income (loss) per share, which are adjusted to exclude stock-based compensation expense and payroll tax expense related to stock option exercises, exclude our tax valuation allowance and certain other extraordinary items from the tax rate, and to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Riverbed’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss) or basic and diluted net income (loss) per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

GAAP to Non-GAAP Reconciliations:

(a)	Stock-based compensation expense and payroll tax on stock option exercises

	Three months ended June 30, 2008			Six months ended June 30, 2008
	Stock-based compensation expense	Payroll tax on stock option exercises	Total	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$1,356	$5	$1,361	$2,422	$5	$2,427
Sales and marketing	6,559	17	6,576	11,948	33	11,981
Research and development	3,559	17	3,576	6,460	59	6,519
General and administrative	2,444	5	2,449	4,296	8	4,304

	$13,918	$44	$13,962	$25,126	$105	$25,231

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005, and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b)	Income tax provision

	Three months ended June 30, 2008	Six months ended June 30, 2008
GAAP provision for income taxes	$2,251	$2,761
Effects of exclusion of stock-based compensation and valuation allowance	3,166	7,176

Non-GAAP provision for income taxes	$5,417	$9,937

The non-GAAP tax rate excludes the effect of stock-based compensation expense as well as discrete tax benefits on stock option exercises. Additionally, the non-GAAP tax rate does not assume a full valuation allowance on our deferred tax assets.

(c)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended June 30, 2007				Six months ended June 30, 2007
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
Reconciliation of gross profit:
Total revenue	$54,002	$—		$54,002	$96,786	$—		$96,786
Total cost of revenue	16,358	(654	) (a)	15,704	28,912	(1,034	) (a)	27,878

Gross profit	$37,644	$654		$38,298	$67,874	$1,034		$68,908

Reconciliation of operating expenses:
Sales and marketing	$20,804	$(3,690	) (a)	$17,114	$37,896	$(6,431	) (a)	$31,465
Research and development	9,036	(2,078	) (a)	6,958	16,494	(3,534	) (a)	12,960
General and administrative	5,600	(1,304	) (a)	4,296	9,637	(2,103	) (a)	7,534

Total operating expenses	$35,440	$(7,072)		$28,368	$64,027	$(12,068)		$51,959

Reconciliation of operating income, net income and net income per share:
Operating income	$2,204	$7,726	(a)	$9,930	$3,847	$13,102	(a)	$16,949
Net income	$3,945	$7,726		$11,671	$7,203	$13,102		$20,305
Net income per share, basic	$0.06			$0.17	$0.11			$0.31
Net income per share, diluted	$0.05			$0.16	$0.10			$0.28
Shares used in computing basic net income per share	68,085			68,085	66,561			66,561
Shares used in computing diluted net income per share	74,091	534	(b)	74,625	72,221	438	(b)	72,659

GAAP to Non-GAAP Reconciliations:

(a)	Stock-based compensation expense and payroll tax on stock option exercises

	Three months ended June 30, 2007			Six months ended June 30, 2007
	Stock-based compensation expense	Payroll tax on stock option exercises	Total	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$653	$1	$654	$1,033	$1	$1,034
Sales and marketing	3,545	145	3,690	6,286	145	6,431
Research and development	1,991	87	2,078	3,447	87	3,534
General and administrative	1,251	53	1,304	2,050	53	2,103

	$7,440	$286	$7,726	$12,816	$286	$13,102

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005, and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended March 31, 2008
	GAAP	Adjustments		Non-GAAP
Reconciliation of gross profit:
Total revenue	$72,982	$—		$72,982
Total cost of revenue	19,946	(1,066	) (a)	18,880

Gross profit	$53,036	$1,066		$54,102

Reconciliation of operating expenses:
Sales and marketing	$31,207	$(5,405	) (a)	$25,802
Research and development	13,608	(2,943	) (a)	10,665
General and administrative	9,373	(1,855	) (a)	7,518

Total operating expenses	$54,188	$(10,203)		$43,985

Reconciliation of operating income, net income and net income per share:
Operating income (loss)	$(1,152)	$11,269	(a)	$10,117
Income before provision for income taxes	$1,148	$11,269	(a)	$12,417
Income tax provision	$510	$4,010	(b)	$4,520
Net income	$638	$7,259		$7,897
Net income per share, basic	$0.01			$0.11
Net income per share, diluted	$0.01			$0.11
Shares used in computing basic net income per share	70,597			70,597
Shares used in computing diluted net income per share	73,959	468	(c)	74,427

GAAP to Non-GAAP Reconciliations:

(a)	Stock-based compensation expense and payroll tax on stock option exercises

	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$1,066	$—	$1,066
Sales and marketing	5,389	16	5,405
Research and development	2,901	42	2,943
General and administrative	1,852	3	1,855

	$11,208	$61	$11,269

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005, and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b)	Income tax provision

GAAP provision for income taxes	$510
Effects of exclusion of stock-based compensation and valuation allowance	4,010

Non-GAAP provision for income taxes	$4,520

The non-GAAP tax rate excludes the effect of stock-based compensation expense as well as discrete tax benefits on stock option exercises. Additionally, the non-GAAP tax rate does not assume a full valuation allowance on our deferred tax assets.

(c)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

Riverbed Technology, Inc.

Supplemental Financial Information

In thousands

Unaudited

Revenue by Geography

	Q1-07	Q2-07	Q3-07	Q4-07	Q1-08	Q2-08
Customers within the United States	$29,579	$32,883	$38,736	$46,973	$40,502	$47,596
Customers outside the United States	13,205	21,119	24,574	29,337	32,480	33,996

Total revenue	$42,784	$54,002	$63,310	$76,310	$72,982	$81,592

As a percentage of total revenues:
Customers within the United States	69%	61%	61%	62%	55%	58%
Customers outside the United States	31%	39%	39%	38%	45%	42%

Total revenue	100%	100%	100%	100%	100%	100%

Revenue by Sales Channel

	Q1-07	Q2-07	Q3-07	Q4-07	Q1-08	Q2-08
Direct	$4,023	$5,256	$7,516	$9,251	$8,063	$7,290
Indirect	38,761	48,746	55,794	67,059	64,919	74,302

Total revenue	$42,784	$54,002	$63,310	$76,310	$72,982	$81,592

As a percentage of total revenues:
Direct	9%	10%	12%	12%	11%	9%
Indirect	91%	90%	88%	88%	89%	91%

Total revenue	100%	100%	100%	100%	100%	100%

Riverbed Technology, Inc.

Condensed Consolidated Balance Sheets

In thousands

	June 30, 2008	December 31, 2007
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$115,679	$162,979
Marketable securities	153,624	83,103
Trade receivables, net	45,055	50,072
Other receivables	493	1,273
Inventory	12,883	9,413
Prepaid expenses and other current assets	7,604	5,136

Total current assets	335,338	311,976

Fixed assets, net	22,403	18,826
Other assets	7,794	6,800

Total assets	$365,535	$337,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,077	$20,325
Accrued compensation and related benefits	12,981	14,290
Other accrued liabilities	12,158	9,381
Deferred revenue	35,755	26,845

Total current liabilities	75,971	70,841

Deferred revenue non-current	8,599	6,634
Other long-term liabilities	317	409

Total long-term liabilities	8,916	7,043

Stockholders’ equity:
Common stock and additional paid-in-capital	315,400	295,487
Deferred stock-based compensation	(2,001)	(3,287)
Accumulated deficit	(32,766)	(32,535)
Accumulated other comprehensive loss	15	53

Total stockholders’ equity	280,648	259,718

Total liabilities and stockholders’ equity	$365,535	$337,602

Riverbed Technology, Inc.

Condensed Consolidated Statements of Cash Flows

In thousands

Unaudited

	Six months ended June 30,
	2008	2007
Operating activities:
Net income (loss)	$(231)	$7,203
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	4,532	2,203
Stock-based compensation	25,126	12,816
Excess tax benefit from employee stock plans	(1,427)	—
Changes in operating assets and liabilities:
(Increase) decrease in trade receivables	4,107	(7,742)
Increase in inventory	(5,900)	(2,184)
(Increase) decrease in prepaid expenses and other assets	(1,962)	470
Decrease in accounts payable and other current liabilities	(741)	(198)
Increase in income taxes payable	1,284	779
Increase in deferred revenue	11,108	7,262

Net cash provided by operating activities	35,896	20,609
Investing activities:
Capital expenditures	(8,120)	(3,488)
Purchase of available for sale securities	(94,641)	(66,078)
Proceeds from sales and maturities of available for sale securities	24,003	4,000
Increase in other assets	—	(1,600)

Net cash used in investing activities	(78,758)	(67,166)
Financing activities:
Proceeds from public offering, net of expenses	—	87,681
Proceeds from issuance of common stock under employee stock plans, net of repurchases	6,540	5,215
Payments for repurchases of common stock	(12,484)	—
Excess tax benefit from employee stock plans	1,427	—

Net cash provided by (used in) financing activities	(4,517)	92,896
Effect of exchange rate changes on cash and cash equivalents	79	18

Net increase (decrease) in cash and cash equivalents	(47,300)	46,357
Cash and cash equivalents at beginning of period	162,979	105,330

Cash and cash equivalents at end of period	$115,679	$151,687